VALIC COMPANY II

Supplement to the Prospectus dated January 1, 2010

Mid Cap Value Fund. On January 25, 2011, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved the engagement of Tocqueville Asset Management, L.P. (“Tocqueville”) as sub-adviser to the Fund. The Board approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Tocqueville (the “Tocqueville Sub-advisory Agreement”). With respect to the Tocqueville Sub-advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the change of sub-adviser will be mailed to the shareholders of the Fund. The effective date of the Tocqueville Sub-advisory Agreement is on or about March 14, 2011.

There will be no changes to the Fund’s principal investment objective, investment strategies or principal investment risks or the fees paid by the Fund. Nuveen Asset Management, LLC (“Nuveen”) and Wellington Management Company, LLP (“Wellington”) will continue to manage a portion of the Fund’s assets. Following the effective date of the Tocqueville Sub-Advisory Agreement, Wellington will manage approximately 45% of the Fund’s assets, Tocqueville will manage approximately 30% of the Fund’s assets and Nuveen will manage approximately 25% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time-to-time. The following changes will become effective upon the effective date of the Tocqueville Sub-Advisory Agreement.

Upon the effectiveness of the Tocqueville Sub-advisory Agreement, in the section titled About VC II’s Management — Investment Sub-Advisers, all references to Invesco as the sub-adviser of the Mid Cap Growth Fund are deleted in their entirety, and the following disclosure is added regarding Tocqueville:

The “Investment Adviser” section of the Fund Summary is amended to reflect the addition of Tocqueville as a co-sub-adviser of the Fund, and the addition of J. Dennis Delafield, Vincent Sellecchia and Donald Wang, as portfolio managers of the Fund.

In the section titled “About VC I’s Management — Investment Sub-Advisers,” the following disclosure is added:

Mid Cap Value Fund

Tocqueville Asset Management L.P. (“Tocqueville”)

40 West 57th Street, 19th Floor, New York, New York 10019

Tocqueville is a Delaware limited partnership and has been in the asset management business since 1985. As of December 31, 2010, Tocqueville had more than $10.9 billion in assets under management.

A portion of the Mid Cap Value Fund is managed by J. Dennis Delafield, Vincent Sellecchia and Donald Wang, Mr. Delafield, a Limited Partner/Managing Director and Portfolio Manager/Analyst at Tocqueville, has 52 years of experience in the investment business. He founded Delafield Asset Management, Inc. (“Delafield”) in 1980 and then joined Reich & Tang Asset Management, LLC (“Reich & Tang”) upon its acquisition of Delafield in 1993. Mr. Delafield served as Managing Director of Reich & Tang until September 2009 when it merged with Tocqueville. Mr. Sellecchia, a Limited Partner/Managing Director and Portfolio Manager/Analyst at Tocqueville, has 33 years of investment experience. Mr. Sellecchia joined Tocqueville in 2009. Previously, Mr. Sellecchia was with Reich & Tang from 1993 following its acquisition of Delafield. Prior thereto, he worked at Delafield since its inception in 1980. Mr. Wang, a Limited Partner and Portfolio Manager/Analyst at Tocqueville, has 20 years of investment experience. Mr. Wang joined Tocqueville in 2009. Previously, he worked at Reich & Tang Asset Management, LLC from 1999 as a Portfolio Manager and Analyst of its small cap equity team. Messrs. Delafield, Sellecchia and Wang each hold the chartered financial analyst designation.

Date:    January 28, 2011

VALIC COMPANY II

Supplement to the Statement of Additional Information dated January 1, 2011

Effective March 14, 2011, in the section titled “Portfolio Managers” under the heading “Compensation” beginning on page 47, the following disclosure, describing the structure and method of compensation of Tocqueville Asset Management, LP (“Tocqueville”) portfolio managers, is added:

Tocqueville

Tocqueville compensates Portfolio Managers with a monthly salary and a discretionary annual bonus.

Salary:    Each Portfolio Manager receives an annual salary comprised of a variable portion that is calculated and paid on a monthly basis. It is calculated using the amount of investment advisory fees collected by the Advisor each month, in arrears, with such amount derived from the value of the portfolio assets of accounts, for which the Portfolio Manager is the primary portfolio manager. Both Mr. Delafield and Mr. Sellecchia are eligible for the variable portion. The percentage of fees to be paid to the Portfolio Manager was mutually agreed to and established at the time the portfolio manager first joined Tocqueville.

Bonus:    Each Portfolio Manager is eligible to receive a discretionary annual bonus in addition to his base salary. The level of the discretionary bonus is determined by the Advisor based upon a number of factors, including the Advisor’s profitability, the expansion work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Advisor, his role in the development of other investment professionals and his work relationship with support staff, and his overall contribution to strategic planning and his input in decisions for the Advisor’s group of investment managers.

Upon retirement, the Portfolio Manager is entitled to receive a continuation of monthly compensation for ten years calculated in accordance with the formula for the base compensation described above, based on a declining percentage of the investment advisory fees paid by his clients who continue to be clients of Tocqueville subsequent to his retirement.

The Delafield Team compensation is as follows:

Salary:    Each Portfolio Manager or Analyst receives a fixed annual salary determined at the beginning of the year.

Bonus:    Mr. Delafield and Mr. Sellecchia determine annual bonuses based on the contribution of the individual Portfolio Manager or Analyst, as well as their contribution to the Delafield Team effort. The bonus pool is dependent on the profitability of the Team.

In addition, all employees are eligible to receive a discretionary bonus based on the profitability of Tocqueville Asset Management L.P. This bonus is based on contributions to the firm in total.

Date:    January 28, 2011